UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 27, 2004

EP Global Communications, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-30797	14-1818396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

C/O Exceptional Parent, 65 East Route 4, River Edge, New Jersey	07661
(Address of principle executive offices)	(Zip Code)

Registrant's telephone number, including area code (201) 489-4111 EAST COAST AIRLINES, INC. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

       (17 CFR 240.13e-4(c))

Item 7. 01 - Regulation FD Disclosure

On September 27, 2004, EP Global Communications, Inc. (“Company”) issued a press release disclosing the Company will be relocating to Johnstown, PA from River Edge, NJ.  A copy of the release is attached as exhibit 99.1.

The information furnished herein, including Exhibit 99.1, is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section.  This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Item 9.01 - Financial Statements and Exhibits

 (c) Exhibits.

Exhibit No.

99.1  -  Press Release dated September 27, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP Global Communications, Inc.

(Registrant)

Date:  October 1, 2004

By:

/s/   Robert J. Salluzzo

       Robert J. Salluzzo

         Chief Operating Officer